UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  October 21, 2026

Freshpet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 US-206 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  201 520-4000

(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective October 21, 2026, the Compensation and Human Capital Management Committee of the Board of Directors (the “Board”) of Freshpet, Inc. (the “Company”) approved an enhanced compensation package for Nicola Baty in connection with her previously announced appointment as the Company’s President, which appointment became effective October 21, 2026.  In addition to serving as President, Ms. Baty will continue in her role as Chief Operating Officer.
Ms. Baty will receive an annual base salary of $675,000 (“Base Salary”).  Ms. Baty shall be eligible to participate in the Company’s long term equity incentive programs, with an annual target opportunity of at least two hundred fifty percent (250%) of her Base Salary.  In addition, Ms. Baty has been granted restricted stock units in respect of 58,245 shares of the Company’s common stock under the Company’s 2024 Equity Incentive Plan, which will vest in full on June 30, 2029, subject to Ms. Baty’s continued employment through such date.
In addition, Ms. Baty’s eligibility to participate in the Company’s annual cash bonus program, as and if established by the Board (or a committee thereof), shall have an annual target bonus opportunity of at least eighty percent (80%) of her Base Salary, based on the achievement of pre-established performance goals established by the Board (or a committee thereof).
A description of Ms. Baty’s business experience can be found in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 27, 2026, and is incorporated by reference herein.
There are no family relationships between Ms. Baty and any director or executive officer of the Company that would be required to be disclosed pursuant to Item 401(d) of Regulation S-K, and Ms. Baty does not have any direct or indirect material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2026

FRESHPET, INC.

By:	/s/ Lisa Alexander
Name:	Lisa Alexander
Title:	General Counsel and Corporate Secretary